UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2013

PennyMac Mortgage Investment Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2013, PennyMac Mortgage Investment Trust (the “Company”), through three of its wholly-owned subsidiaries, PennyMac Operating Partnership, L.P. (the “Operating Partnership”), PennyMac Corp. (“PMC”) and PennyMac Mortgage Investment Trust Holdings I, LLC (“PMITH”), entered into amendments to (i) its master repurchase agreement, dated as of September 28, 2012, by and among Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), the Operating Partnership and the Company (the “Re-warehouse Agreement”), (ii) its amended and restated master repurchase agreement, dated as of August 25, 2011, by and among CSFB, PMC, PMITH and the Company (the “NPL Repurchase Agreement”), (iii) its amended and restated master repurchase agreement, dated as of June 1, 2013, by and among CSFB, PMC, the Company and the Operating Partnership (the “PMC Repurchase Agreement”), and (iv) its master repurchase agreement, dated as of March 29, 2012, by and among CSFB, PMITH, the Company and the Operating Partnership (the “PMITH Repurchase Agreement” and, together with the Re-warehouse Agreement, the NPL Repurchase Agreement and the PMC Repurchase Agreement, the “Repurchase Agreements”).  Pursuant to the terms of the Repurchase Agreements, the Operating Partnership, PMC or PMITH, as applicable, may sell, and later repurchase, residential mortgage loans.

The Re-warehouse Agreement is used to provide financing to third party mortgage loan originators as part of the Company’s warehouse lending business, which it runs through the Operating Partnership.  The obligations of the Operating Partnership are fully guaranteed by the Company, and the mortgage loans are serviced by PennyMac Loan Services, LLC (“PLS”), an affiliate of the Company, pursuant to the terms of the Re-warehouse Agreement.

The NPL Repurchase Agreement is used to fund the Company’s purchase, through PMC and PMITH, of distressed mortgage loans and real estate acquired upon settlement of mortgage loans.  The obligations of PMC and PMITH are fully guaranteed by the Company, and the mortgage loans are serviced by PLS pursuant to the terms of the NPL Repurchase Agreement.

The PMC Repurchase Agreement is used to fund newly originated mortgage loans that PMC purchases from correspondent lenders and holds pending sale and/or securitization.  The PMITH Repurchase Agreement is used to fund newly originated mortgage loans that have been purchased by PMC from correspondent lenders and pledged by PMC to PMITH pending sale and/or securitization by PMC.  The obligations of PMC and PMITH under the PMC Repurchase Agreement and the PMITH Repurchase Agreement, respectively, are fully guaranteed by the Company and the Operating Partnership, and the mortgage loans are serviced by PLS pursuant to the terms of the PMC Repurchase Agreement or the PMITH Repurchase Agreement, as applicable.

Under the terms of the amendments, the maximum credit limit set forth in each Repurchase Agreement was amended in order to temporarily increase the maximum aggregate purchase price under the NPL Repurchase Agreement from $200 million to $263 million.  No new purchases are permitted under the NPL Repurchase Agreement until the aggregate outstanding purchase price is reduced to an amount less than $200 million, at which time the maximum aggregate purchase price will be reset to $200 million.  Of the $63 million temporary increase under the NPL Repurchase Agreement and during the period that the aggregate outstanding purchase price thereunder exceeds $200 million, the amount outstanding in excess of $250 million will be applied against the combined credit limit under the PMC Repurchase Agreement and the PMITH Agreement, and the amount outstanding in excess of $200 million up to and including $250 million will be applied against the credit limit under the Re-warehouse Agreement.

The Company, through the Operating Partnership, PMC and PMITH, is required to pay CSFB a fee for the structuring of the amendments, as well as certain other costs and expenses associated with the ongoing administration of the Repurchase Agreements.  All other terms and conditions of the Repurchase Agreements and the related guaranties remain the same in all material respects.

Other material terms of the Repurchase Agreements and the related guaranties are described more fully as follows:  (i) for the Re-warehouse Agreement, in the Company’s Current Report on Form 8-K filed on October 3, 2012, (ii) for the NPL Repurchase Agreement, in the Company’s Current Report on Form 8-K filed on June 14, 2011, (iii) for the PMC Repurchase Agreement, in Item 5 to the Company’s Quarterly Report on Form 10-Q filed on November 8, 2010, and (iv) for the PMITH Repurchase Agreement, in the Company’s Current Report on Form 8-K filed on April 4, 2012.

The foregoing descriptions of the amendments to the Repurchase Agreements do not purport to be complete and are qualified in their entirety by reference to the following:  (i) for the Re-warehouse Agreement, to the full text of the Re-warehouse Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on October 3, 2012, and any amendments to the Re-warehouse Agreement filed thereafter, (ii) for the NPL Repurchase Agreement, to the full text of the NPL Repurchase Agreement, which was filed as Exhibit 10.28 to the Company’s Quarterly Report on Form 10-Q filed on November 4, 2011, and the related guaranty, which was filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on June 14, 2011, and any amendments to the NPL Repurchase Agreement filed thereafter, (iii) for the PMC Repurchase Agreement, to the full text of the amendment filed with this report as Exhibit 10.1, the PMC Repurchase Agreement, which was filed as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed June 5, 2013, the related guaranty, which was filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q filed on November 8, 2010, and any amendments to the PMC Repurchase Agreement filed thereafter, (iv) for the PMITH Repurchase Agreement, to the full text of the amendment filed with this report as Exhibit 10.2, the PMITH Repurchase Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on April 4, 2012, and any amendments to the PMITH Repurchase Agreement filed thereafter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 29, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.2

Amendment No. 5 to Master Repurchase Agreement, dated as of August 29, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Mortgage Investment Trust Holdings I, LLC, PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: September 5, 2013	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 29, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.2

Amendment No. 5 to Master Repurchase Agreement, dated as of August 29, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Mortgage Investment Trust Holdings I, LLC, PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.